DIAMOND HILL FUNDS

Diamond Hill Small Cap Fund

Diamond Hill Small-Mid Cap Fund

Diamond Hill Mid Cap Fund

Diamond Hill Large Cap Fund

Diamond Hill Select Fund

Diamond Hill Long-Short Fund

Diamond Hill Research Opportunities Fund

Diamond Hill Financial Long-Short Fund

Diamond Hill Strategic Income Fund

(Each a Fund or Series of Diamond Hill Funds)

Supplement Dated April 2, 2015 to

Statement of Additional Information Dated February 28, 2015

On April 1, 2015, SunGard Investor Services LLC replaced Citi Fund Services Ohio, Inc. as the Funds’ sub-transfer agent. Accordingly, this Statement of Additional Information is revised as follows:

On page 55, the “Sub-Fund Accounting Agent and Sub-Transfer Agent” section is deleted in its entirety and replaced with the following:

SUB-FUND ACCOUNTING AGENT AND SUB-TRANSFER AGENT

Pursuant to a Services Agreement entered into between Citi Fund Services Ohio, Inc. (“Citi”) and the Adviser, Citi acts as the Funds’ sub-fund accounting agent and, in such capacity, maintains the books and records of each fund, calculates the net asset value per share of each class, calculates investment performance and prepares all financial statements and regulatory filings. Pursuant to a Sub-Transfer Agency Services Agreement entered into between SunGard Investor Services LLC (“SunGard”) and the Adviser, SunGard acts as the Funds’ sub-transfer agent and, in such capacity, maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent and performs other accounting and shareholder service functions. Fees of Citi under the Services Agreement and fees of SunGard under the Sub-Transfer Agency Services Agreement are paid by the Adviser pursuant to the Administration Agreement.

This Supplement and the prospectus dated February 28, 2015, and Statement of Additional Information dated February 28, 2015, provide the information a prospective investor ought to know before investing and should be retained for future reference.